UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 18, 2011

RELIANCE STEEL & ALUMINUM CO.

(Exact name of registrant as specified in its charter)

California	001-13122	95-1142616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 S. Grand Ave., Suite 5100
Los Angeles, CA 90071

(Address of principal executive offices)

(213) 687-7700

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On May 20, 2011, Reliance Steel & Aluminum Co. (the “Company”) filed a Current Report on Form 8-K to report on matters voted upon at the Annual Meeting of Shareholders of the Company held on May 18, 2011, including the Company’s shareholders’ approval of an amendment to the Company’s Bylaws.  The Company is filing this Amendment to include in that Current Report a copy of the Amended and Restated Bylaws as an exhibit under Item 9.01.

Item 5.07                             Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of the Company was held on May 18, 2011, at 10:00 a.m., California time, at The Omni Hotel, 251 South Olive Street, Los Angeles, California 90012.  The following is a brief description of the matters voted upon at the meeting, which are more fully described in our proxy statement, and the certified results:

Proposal 1 — Election of Directors

The Company’s shareholders elected the five persons nominated by the Board of Directors as directors for a two-year term as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes

John G. Figueroa	59,808,648	899,586	7,873,716

Thomas W. Gimbel	59,746,733	961,501	7,873,716

Douglas M. Hayes	59,757,716	950,518	7,873,716

Franklin R. Johnson	59,945,154	763,080	7,873,716

Leslie A. Waite	59,446,101	1,262,133	7,873,716

Each of the above directors shall serve for a term of two years and until their successors have been duly elected and qualified.

Proposal 2 — Amendment of the Company’s Bylaws

The Company’s shareholders approved an amendment to the Company’s Bylaws to eliminate the classified Board of Directors so that all directors will have one-year terms and be elected annually and to provide greater flexibility in compensating independent directors as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes

68,316,963	217,494	47,493	NA

A copy of the Amended and Restated Bylaws is attached as Exhibit 3.1 hereto.

Proposal 3 — Adoption of a Directors Equity Plan

The Company’s shareholders approved a new Directors Equity Plan to replace the Amended and Restated Directors Stock Option Plan and to automatically award shares of common stock to our independent directors as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes

42,332,271	18,329,824	46,139	7,873,716

Proposal 4 — Advisory Vote on the Approval of the Compensation of Our Named Executive Officers

The Company’s shareholders approved the compensation of our named executive officers as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes

57,504,779	3,127,009	76,446	7,873,716

Proposal 5 — Advisory Vote on the Frequency of Shareholder Approval of the Compensation of Our Named Executive Officers

The Company’s shareholders approved “every year” as the frequency with which shareholders will be provided an advisory vote on the compensation of our named executive officers (“say-on-pay vote”) as follows:

1 Year	2 Years	3 Years	Abstained	Broker Non-Votes

51,720,851	1,550,967	5,315,762	2,120,654	7,873,716

In light of these results, the Company’s Board of Directors has determined to hold an advisory say-on-pay vote every year.  The Board of Directors will reevaluate this determination after the next shareholder advisory vote on the frequency of say-on-pay votes.

Proposal 6 — Ratification of Company’s Independent Auditors

The Audit Committee selected KPMG LLP as the independent registered public accounting firm to perform the annual audit of the 2011 consolidated financial statements of the Company and its subsidiaries. The Company’s shareholders ratified the selection of KPMG LLP as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes

68,519,280	16,462	46,208	NA

Proposal 7 — Other Matters

No other matters were brought before the Annual Meeting.

Item 9.01      Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

N/A

(b)	Pro Forma Financial Information.

N/A

(c)	Shell company transactions.

N/A

(d)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Reliance Steel & Aluminum Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RELIANCE STEEL & ALUMINUM CO.

Dated: August 12, 2011	By:	/s/ Kay Rustand
Kay Rustand
Vice President, General Counsel and
Corporate Secretary

RELIANCE STEEL & ALUMINUM CO.

FORM 8-K/A

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Reliance Steel & Aluminum Co.